CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

      NUMBER                                                      SHARES


                      JONES INTERNATIONAL NETWORKS, LTD.

             Incorporated Under the Laws of the State of Colorado

                                                               CUSIP 480208 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


is the owner of


fully paid and non-assessable shares of Class A Common Stock, $.01 par value, of

                      JONES INTERNATIONAL NETWORKS, LTD.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED


                               [SEAL OF JONES
/s/ ELIZABETH STEELE            INTERNATIONAL              /s/ GLENN R. JONES
--------------------            NETWORKS, LTD.             ---------------------
           SECRETARY             APPEARS HERE]             CHAIRMAN OF THE BOARD



Countersigned and Registered:

AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box  1596
Denver, Colorado 80215                   Transfer Agent
                                          and Registrar

By

                                         Authorized Officer

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                      JONES INTERNATIONAL NETWORKS, LTD.

    The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of the Corporation's Class A Common Stock and Class B Common Stock.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ____Custodian____
TEN ENT - as tenants by the entireties                       (Cust)      (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ______________________
          in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[____________________________________]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature

________________________________________________________________________________
Signature Guaranteed By

                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.